UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 25, 2017

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 438-4700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

[  ] Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.07.  Submission of Matters to a Vote of Security Holders.

AXT, Inc. (the “Company”) held its Annual Meeting of Stockholders (“Annual Meeting”) on May 25, 2017.  The matters voted upon at the Annual Meeting and the results of such voting are set forth below:

Proposal 1: Election of two (2) Class I directors to hold office for a three (3) year term and until their respective successors are elected and qualified:

Name of Director	For	%	Against	%	Withheld	%	Broker Non-Votes
Dr. Morris S. Young	22,443,626	97.67	0	0	536,392	2.33	11,399,332
Dr. David C. Chang	21,988,473	95.69	0	0	991,545	4.31	11,399,332

Dr. Morris S. Young and Dr. David C. Chang were duly elected as the Class I directors.

Proposal 2: Advisory vote on executive compensation:

For	Against	Abstain	Broker Non-Votes
21,097,712	965,158	917,148	11,399,322

The compensation of the Company’s named executive officers, as disclosed in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 13, 2017 (the “Proxy Statement”), was approved on an advisory basis.

Proposal 3: Advisory vote on the frequency of holding an advisory vote on executive compensation:

	Shares	%
One Year	19,078,275	83.02
Two Years	39,507	0.17
Three Years	3,229,864	14.05
Abstain	632,372	2.75
Broker Non-Votes	11,399,332

The Company’s stockholders voted, on an advisory basis, for once every year as the frequency of holding an advisory vote on executive compensation.  The Company holds an advisory vote on executive compensation once every year and, in light of such advisory vote and consistent with the Company’s recommendation in the Proxy Statement, the Board determined that the Company will continue to hold an advisory vote on executive compensation once every year.

Proposal 4: Ratification of the appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017:

For	Against	Abstain
34,357,108	13,577	8,665

The appointment of BPM LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017 was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, Inc.

By:	/s/ Gary L. Fischer
Gary L. Fischer Chief Financial Officer and Corporate Secretary

Date:  May 26, 2017